Investor Presentation January 2018 (Nasdaq: PIRS)

Forward Looking Statements Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our Annual Report on form 10-K filed with the SEC on March 30, 2017. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward- looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. 2

Anticalin Proteins – A Novel Therapeutic Class



Features		Benefits
Derived from lipocalins (human epithelial proteins)	→	No observed immunogenicity to date
Engineerable binding pocket	→	Potent target engagement
Engineerable scaffold	→	Unique bi/multispecifics
Small size (1/8th the size of a mAb)	→	Inhaled therapeutics

Our pipeline addresses clinically-validated targets in new ways by leveraging unique features of the Anticalin® protein drug class, effectively taking reduced target biology risk

-pieris-

3

AstraZeneca Alliance • Clinical-stage inhaled IL-4Ra antagonist (PRS-060) with retained US co-dev/co-commercialization rights • Additional programs will initiate this year − US co-dev/co-comm rights on several assets Core Value Drivers: Anticalin Proteins Targeted Locally in Two Therapeutic Areas Proprietary • Clinical-stage 4-1BB/HER2 bispecific (PRS-343) is fully owned • Additional preclinical IO bispecifics Alliance • Several bispecific multi-checkpoint blockers and targeted costim agonists − Full US rights retained on several assets Respiratory Immuno-oncology Industry Validation - Commercial opportunities within Alliances - Fully Proprietary Assets 4

Financial Update (9/30/17) 5 Cash & Cash Equivalents $89.9M Debt $0.0M YTD Opex (as of 9/30) $29.1M CSO 44.4M 2018 Anticipated Milestones Pipeline Highlights DISCOVERY PHASE I PHASE II PRS-343 Initial safety and PD data PRS-060 First-in-human data PRS-080 Phase IIa data: safety, PK, hemoglobin change post 5QW dosing Core Clinical Non-core Clinical Next-generation Pipeline IO Advance multiple programs Respiratory Advance multiple programs PRECLINICAL PRS-343 PRS-060 PRS-080 Servier AZ PRS-300s

Immuno-oncology Franchise 6 Proprietary Clinical • PRS-343 - First-in-class bispecific to preferentially activate T cells in the tumor microenvironment (TME) - In Phase I – HER2-positive patients - Safety and PD data in 20184-1BB-targeting Ac HER2-targeting mAb Checkpoint/costim Acs Checkpoint/costim mAbs Servier Alliance • 5-program deal (all bispecifics) • Pieris retains full U.S. rights for 3 out of 5 programs • $31M upfront payment • $1.8B milestone potential • Up to low double-digit royalties on non-codev products Proprietary Research • Multiple ongoing research and preclinical programs with bispecific and multi-specific antibody/Anticalin protein constructs

PRS-343: Why did we design this? 4-1BB systemically agonizing antibody has shown mono-therapy efficacy yet significant toxicity in the clinic (narrow therapeutic window) PRS-343 preferentially agonizes 4-1BB in the TME by using its anti-HER2 component to drive drug clustering and, therefore, 4-1BB cross-linking 7 4-1BB-targeting Acs HER2-targeting mAb

PRS-343 Targets Local Biology

4-1BB (CD137) – Key Costimulatory Target

- Marker for tumor-specific T cells in TME
- Ameliorates T cell exhaustion
- Critical for T cell expansion
- Induces anti-tumor cytolytic activity
- Drives central memory T cell differentiation for sustained response

HER2 – Strongly Validated Tumor Target

- Restricted expression on normal tissue
- Multiple HER2+ tumors with high-unmet need
  - Bladder, Gastric, Breast and several others
  - Mediates drug mobilization and immune receptor activation within the tumor bed

T cell costimulation in TME


Tumor-specific T cell
Clustering & T cell Activation
High HER2 Expression

pieris
8

PRS-343 Shows Bifunctional Activity – Dose-dependent Tumor Growth Inhibition & CD8(+)TIL Expansion in HER2+ Ovarian Cancer Model • PRS-343 shows dose-dependent tumor growth inhibition in HER2-sensitive model • PRS-343 leads to strong and dose-dependent lymphocyte infiltration in tumors; monospecific anti-HER2 mAb (IgG4 backbone) inhibits tumor growth but lacks this immuno-stimulatory activity • Monospecific anti-4-1BB benchmark mAb shows insignificant response compared to isotype control and no significant tumor infiltration of lymphocytes 9 Tumor growth (median) SK-OV-3 tumor model Incomplete group due to mortality 100µg Isotype Ctrl 100µg PRS-343 100µg Anti-4-1BB 0 10 20 30 F re q u en cy [ % ] C D 3 C D 45 C D 4 C D 8 0 10 20 30 F re q u en cy [ % ] C D 3 C D 45 C D 4 C D 8 0 10 20 30 F re q u en cy [ % ] C D 3 C D 45 C D 4 C D 8 hCD4hCD3 hCD8 Plot TIL phenotyping by IHC

PRS-343 Avoids Unwanted Effect of Peripheral T Cell Activation, Unlike Systemically Agonistic 4-1BB mAb • Toxicity observed with anti-4-1BB mAb likely corresponds to indiscriminate peripheral T cell activation • Unlike PRS-343, anti-4-1BB benchmark mAb shows accelerated graft-versus-host-disease with significant mortality in line with literature data1 10 Survival % CD8+ of CD45+ 1Sanmamed et al., Cancer Res. 2015 Sep 1;75(17):3466-78.

PRS-343 First-in-Patient Clinical Trial 11 Phase I Trial (Initiated 3Q17) Multiple Ascending Dose Escalation Phase Enrolling HER2+ cancer patients Starting with single patient cohorts (modified 3+3 design) Determine MTD and/or efficacious dose level Initial safety and PD data 2H18 Expansion Phase Gastric Bladder Other

Novel Inhaled Biologics Platform: Targeting Lung Diseases Locally

- PRS-060 (Part of AstraZeneca alliance)
  - First-in-class inhaled IL-4Ra antagonist for asthma
  - Phase I initiated in 4Q17
  - Pieris retains opt-in for co-development/co-commercialization rights in the US
- Proprietary inhaled discovery programs ongoing



AstraZeneca

Alliance Highlights

5 committed novel inhaled Anticalin protein programs

Including lead asthma program PRS-060 (IL-4Ra)

Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs

$57.5M upfront & Phase I MS in 2017; up to ~$2.1B in milestones, plus double-digit royalties

Access to complementary formulation and device know-how for inhaled delivery pieris
12

PRS-060 For Uncontrolled Asthma: Why Did We Design This? 13 What We Know Regeneron/Sanofi’s Dupilumab (systemically administered anti-IL-4Ra) has demonstrated the following: 67% reduction in high-EO patients What We Are Testing • Is this a local phenomenon? • First-in-man study underway Reduction in FeNO Exacerbation Reduction Steroid Sparing 80% avg. reduction in corticosteroid use Improved lung function

PRS-080 for Anemia – Why We Made This? 14 What We Know Hepcidin is up-regulated in functional iron deficiency anemia Antagonizing hepcidin with single-dose PRS-080 in CKD5 patients led to Fe mobilization What We Are Testing Will antagonizing hepcidin with PRS-080 lead to a hemoglobin increase after 5 q/wk. doses? 0 10 20 30 40 50 60 0 48 96 144 Mean Iron Concentrations Se ru m Ir on [µ M ] Ph Ib SAD in CKD5 patients • Phase IIa study underway testing two dose cohorts: 4mg/kg and 8mg/kg vs. pbo • Data expected 2H18

Pieris Investment Opportunity • An industry-validated class of novel therapeutics - Anticalin proteins - $90+M in upfront payments and milestones in 2017 with billions of milestone potential • Potentially transformative, wholly owned IO program - Clinical-stage, tumor-targeted 4-1BB bispecific • High-value, inhaled targeted respiratory program - Clinical-stage inhaled IL-4Ra antagonist - partnered with AstraZeneca – retained US co-dev/comm rights • Robust IND engine that has yielded several clinical-stage candidates with excellent drug-like properties • Proven management team 15 Respiratory Immuno-oncology

Pieris Pharmaceuticals, Inc. Corporate HQ: 255 State Street, 9th Floor, Boston, MA 02109, USA R&D Hub: Freising, Germany (Munich) info@pieris.com www.pieris.com